Exhibit 99.1

PURECYCLE ANNOUNCES $300 MILLION CAPITAL RAISE; OUTLINES GROWTH PLAN FOR ONE BILLION POUNDS OF INSTALLED CAPACITY WITH PROJECTED EBITDA OF $600 MILLION PER YEAR BY 2030

PureCycle Establishes Partnership with IRPC to build future facility in Thailand

Orlando, Fla. – June 17, 2025 – PureCycle Technologies, Inc. (Nasdaq: PCT), a U.S.-based company revolutionizing plastic recycling, announced today the plan to bring one billion pounds of installed capacity online before 2030 across the United States, Europe and Asia. This plan is catalyzed by the execution of binding agreements for a $300 million capital raise. The Company entered into a transaction with a series of new and existing investors, including Duquesne Family Office LLC, Wasserstein Debt Opportunities, Samlyn Capital, Pleiad Investment Advisors and Sylebra Capital Management.

PureCycle CEO Dustin Olson said, “Following significant production progress at the Ironton Facility, momentum in our commercialization efforts and confidence in financing efforts, the time for growth is now. Over the last several years, we have continued to invest time and resources in progressing our global growth plans and this capital will allow us to execute on those plans. We’re excited to share these attractive investment projects with investors.” Olson added, “This is an impressive group of investment organizations and we are thankful for their continued support.”

 This capital raise coincides with the start of a new partnership with IRPC Public Company Limited (IRPC), Southeast Asia’s petrochemical pioneer, to build a new polypropylene (PP) recycling facility in Thailand. This will allow PureCycle to construct a 130-million-pound line at IRPC’s eco-industrial zone in Rayong, Thailand.

IRPC is the first fully integrated petrochemical operator in Southeast Asia. Its production structure comprises petroleum and petrochemical complexes complete with utilities and infrastructure supporting the operations, including a deep-sea port, oil depots and power plants. PureCycle can leverage this existing site infrastructure to reduce the costs of construction activities. Construction of this facility will begin in the second half of 2025 and is expected to become operational in mid-2027.

This partnership and the progress made with our European partners enhanced the cadence of the Company’s growth plans. The company will build one 130-million-pound line in both Thailand and Antwerp. Then, after integrating the learnings from Ironton into the base design package, the Company will enhance the Augusta facility to house a larger Gen 2 line. The final Gen 2 design for Augusta is expected to have a capacity of greater than 300 million pounds per year, before compounding, and the actual design capacity will be announced in early 2026 following the completion of the engineering activities.

Both Thailand and Antwerp offer PureCycle access to mature feedstock opportunities, strong infrastructure synergies and low-risk expansion opportunities. PureCycle is currently advancing the permitting process in Europe and expects to receive the final permits in 2026. The Antwerp Facility is projected to be operational in 2028.

Construction is expected to begin on the Gen 2 facility in Augusta in mid-2026. This line will be fully integrated with pre-processing (PreP) and compounding assets, and the larger plant size will allow us to better leverage the greenfield expansion at Augusta. PureCycle expects to have the Augusta PreP facility operational in mid-2026 and the first Augusta purification line operational in 2029.

The Series B convertible perpetual preferred stock (the “Convertible Shares”) have a conversion price equal to a 30% premium to the 10-day VWAP of the Company’s common shares, following the market close on June 16, 2025. The Convertible Shares will pay cumulative dividends in the amount of 7% per annum, payable in kind or cash at the Company’s option.

PureCycle anticipates that the transactions will fund and close on June 20, 2025.

PureCycle will hold a conference call to discuss the capital raise and expansion plans this morning. Conference call details are below:

Date: June 17, 2025

Time: 8:30 a.m. EDT

Participant Link: PureCycle Technologies Capital Raise Conference Call

For participants interested in a listen-only webcast, please access the conference call using the above link. For a calendar reminder, please click HERE.

The conference call will have a live Q&A session. For analyst participants who would like to ask management a question after prepared remarks, please click HERE. You will receive a number and a unique access pin.

Presentation

The presentation to accompany the conference call is available on the Company’s website at https://ir.purecycle.com/

Advisors

J.P. Morgan Securities LLC is acting as lead placement agent and Cantor Fitzgerald & Co. is acting as joint placement agent for the transaction. Jones Day is acting as legal advisor to PureCycle and Davis Polk & Wardwell LLP is acting as legal advisor to the placement agents.

The offer and sale of the foregoing securities are made in a transaction not involving a public offering, and the foregoing securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws, and are being issued and sold in reliance on Section 4(a)(2) of the Securities Act. The securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws. PureCycle has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the common shares issuable upon conversion of the Convertible Preferred Shares.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

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PureCycle Contact

Christian Bruey

cbruey@purecycle.com

Investor Relations Contact

Eric DeNatale

edenatale@purecycle.com

About PureCycle Technologies

PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented dissolution recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as #5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from #5 plastic waste resulting in our PureFive™ resin that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the expected timing of the closing of the proposed offering of preferred stock, thee continued execution of PureCycle’s business plan; the expected growth in the number of PureCycle’s facilities, including the timing of such growth and the expected production capacities of PureCycle’s future facilities; the expected scale, efficiency and financial gains from each new facility, and the expected benefits from certain future facilities. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT’s ability to complete the proposed offering of preferred stock on the anticipated timing or at all PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s PureFive™ resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the PureFive™ resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives which could be impacted by significant changes to tariffs on foreign imports into the United States; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia, and (ii) its first commercial-scale European plant located in Antwerp, Belgium, in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at its planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action and putative class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover in employees and increases in employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including inflation, supply chain conditions and its related impact on energy and raw materials, and PCT’s ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.

PCT undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.